Exhibit 10.7

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) has been entered into by and between the purchaser set forth on the Omnibus Signature Page hereof (the “Purchaser”) and Unite Acquisition 1 Corp, (to be renamed “Adaptin Bio, Inc.” upon consummation of the Merger (as defined below)), a Delaware corporation (the “Company”), in connection with the private placement offering (the “Offering”) by the Company.

R E C I T A L S

A. The Company is offering a minimum of 795,455 Units (as defined below) of the Company’s securities, at a purchase price of $4.40 per Unit (the “Per Unit Purchase Price”), for an aggregate purchase price of $3,500,002 (the “Minimum Offering Amount”), and a maximum of 1,931,819 Units at the Per Unit Purchase Price for an aggregate purchase price of $8,500,003.60. Each “Unit” consists of (i) one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), (ii) a warrant, substantially in the form of Exhibit A hereto (the “A Warrant”), representing the right to purchase one (1) share of Common Stock, exercisable from issuance until one (1) year after the final Closing of the Offering at an exercise price of $4.40 per share, and (iii) a warrant, substantially in the form of Exhibit B hereto (the “B Warrant,” and together with the A Warrant, the “Warrants”), representing the right to purchase one-half (1/2) share of Common Stock, exercisable from issuance until five (5) years after the final Closing of the Offering at an exercise price of $6.60 per whole share.

B. The Initial Closing (as defined below) in an amount no less than the Minimum Offering Amount is contingent upon, and shall be consummated simultaneously with, the closing of a reverse triangular merger in accordance with the terms of that certain Agreement and Plan of Merger, dated as of the Initial Closing Date (as defined below) (the “Merger Agreement”), by and among the Company, Adaptin Acquisition Co., a Delaware corporation (“Merger-Sub”) and wholly owned Subsidiary of the Company, and Adaptin Bio, Inc., a Delaware corporation (“Adaptin”), pursuant to which Merger-Sub will merge with and into Adaptin, with Adaptin surviving the merger as a wholly owned Subsidiary of the Company (the “Merger”), and pursuant to which all of the outstanding capital stock of Adaptin will be cancelled in exchange for shares of the Company’s Common Stock, and all outstanding Adaptin options and warrants (if any) will be either cancelled or assumed by, or exchanged for new securities to acquire Common Stock of, the Company, at the same ratio at which outstanding shares of capital stock of Adaptin are exchanged, with appropriate adjustments to the per share exercise or conversion price thereof, and otherwise on their original terms and conditions. The total number of shares of the Company’s Common Stock that will be issued to pre-Merger stockholders of Adaptin or reserved for issuance upon exercise of warrants, options and any other convertible securities of Adaptin is expected to be 3,883,709 (subject to rounding for fractions) shares, which includes shares of Common Stock reserved for issuance under outstanding pre-Merger Adaptin incentive options and other incentive awards to be assumed by, or exchanged for options and other incentive awards of, the Company. Before the Initial Closing, the Company’s board of directors (the “Board of Directors”) will have adopted an equity incentive plan reserving a number of shares of Common Stock equal to 15% of the shares to be outstanding after completion of the Merger and the final Closing (as defined below) of the Offering, on a fully diluted basis (assuming exercise or conversion of all then-outstanding Common Stock equivalents), for the future issuance, at the discretion of the Board, of options and other incentive awards to officers, key employees, consultants and directors of the Company and its Subsidiaries (the “EIP”). Holders of Common Stock of the Company prior to the Merger will retain in the aggregate 3,250,000 shares of Common Stock after the Merger. On or before the consummation of the Merger, the Company will change its name to “Adaptin Bio, Inc.,” and Adaptin will change its name to Adaptin Bio Operating Corporation.

C. One or more current security holders of Adaptin or its Affiliates (as defined below) or its or their officers, directors, shareholders or employees may (but are not obligated to) purchase Units in the Offering (an “Adaptin Investment”), and to the extent they do so, such purchases will be counted towards the achievement of the Minimum Offering Amount. The Placement Agent (as defined below) or its Affiliates or its or their officers, directors, shareholders or employees may (but are not obligated to) also purchase shares of Common Stock in the Offering (a “Placement Agent Investment”), and to the extent they do so, such purchases will also be counted towards the achievement of the Minimum Offering Amount.

D. None of the Units (as defined below) subscribed for pursuant to this Agreement nor the shares of Common Stock included therein (the “Shares”) nor the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) (all of the foregoing sometimes referred to herein collectively as the “Securities”) have been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) or any state or foreign securities Law. The Offering is being made on a reasonable best efforts basis to “accredited investors,” as defined in Regulation D under the Securities Act, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D. For purposes of this Agreement, “Law” or “Laws” means any federal, state, local or foreign or provincial statute, law (including, for the avoidance of doubt, any statutory, common, or civil law), ordinance, rule, regulation, order, injunction, decree or agency requirement having the force of law or any undertaking to or agreement with any Governmental Authority (as defined below).

E. At the Initial Closing, $1,500,000 aggregate principal amount of Adaptin’s outstanding 10% convertible promissory notes (the “Bridge Notes”), plus accrued interest thereon, shall convert into shares of Common Stock at a conversion price of $3.30 per share.

F. The parties intend to treat the Merger, together with the Initial Closing and the Subsequent Closing, if relevant, as part of a transaction that is described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent property is exchanged for stock as described therein.

AGREEMENT

The Company and the Purchaser hereby agree as follows:

1. Subscription.

(a) Purchase and Sale of the Units.

(i) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, that number of Units set forth on the Purchaser’s Omnibus Signature Page attached hereto at the Per Unit Purchase Price, for a total aggregate purchase price for the Units as set forth on such Omnibus Signature Page (the “Purchase Price”). The minimum subscription amount for each purchaser in the Offering is $110,000 (or 25,000 Units). The Company may accept subscriptions for less than $110,000 from any Purchaser in the Offering in its sole discretion. For the purposes of this Agreement, “Units” means the shares of Common Stock issued and sold to the Purchaser hereunder in the Offering at the Initial Closing (as defined below) and at any Subsequent Closing (as defined below).

(ii) In connection with the Offering, the Company has entered or will enter into other subscription agreements in the same form and containing the same terms and conditions as this Agreement for Units (“Other Units”) (each, an “Other Subscription Agreement”) with purchasers in the Offering other than the Purchaser (collectively, “Other Purchasers”).

(b) Subscription Procedure; Closing.

(i) Initial Closing. Subject to the terms and conditions of this Agreement, the initial closing of the Offering shall take place upon the satisfaction (or waiver as provided herein) of the conditions set forth in Section 5 and Section 6 of this Agreement (other than those conditions that by their nature will be satisfied at the Closing, but subject to the satisfaction (or waiver as provided herein) of such conditions) or at such other time and place as is mutually agreed to by the Company and the Placement Agent contingent upon and simultaneously with the closing of the Merger (the “Initial Closing” and the date that the Initial Closing occurs, the “Initial Closing Date”).

(ii) Subsequent Closings. At any time prior to February 28, 2025, or at such later date as the Company and Placement Agent may mutually agree, without notice to or consent from the Purchaser or any Other Purchaser, subject to the satisfaction (or waiver as provided herein) of the conditions set forth in Section 5 and Section 6 of this Agreement (other than those conditions that by their nature will be satisfied at the Closing, but subject to the satisfaction (or waiver as provided herein) of such conditions) (each a “Subsequent Closing” and collectively the “Subsequent Closings” and the date that a Subsequent Closing occurs, a “Subsequent Closing Date”), the Company may sell additional shares of Common Stock up to the Maximum Offering Amount (collectively, the “Subsequent Closing Units”) to such persons as may be approved by the Company and who are reasonably acceptable to the Placement Agent, including the Purchaser. Any Subsequent Closing Units issued and sold to the Purchaser pursuant to this Section 1(b)(ii) shall be deemed to be “Units” for all purposes under this Agreement.

The Initial Closing and the Subsequent Closings, if any, shall be known collectively herein as the “Closings” or individually as a “Closing.” The Initial Closing Date and the Subsequent Closing Dates are each referred to herein as a “Closing Date.” Closings may take place remotely via the exchange by electronic transmission of documents and signatures.

(iii) Subscription Procedure. To complete a subscription for the Units, the Purchaser must fully comply with the subscription procedure provided in subparagraphs (A) through (D) of this paragraph (iii) on or before the applicable Closing Date:

(A) Subscription Documents. At or before the applicable Closing, the Purchaser shall review, complete and execute the Omnibus Signature Page to this Agreement and the Registration Rights Agreement substantially in the form of Exhibit C hereto (the “Registration Rights Agreement”), the Selling Securityholder Questionnaire (as defined in the Registration Rights Agreement), the Purchaser Profile, and the Accredited Investor Certification, attached hereto following the Omnibus Signature Page (collectively, the “Subscription Documents”), and deliver the Subscription Documents to the party indicated thereon at the address set forth under the caption “How to subscribe for Units in the private offering of Unite Acquisition 1 Corp. (to be renamed “Adaptin Bio, Inc.” below. Executed documents may be delivered to such party by facsimile or .pdf sent by electronic mail (e-mail).

(B) Purchase Price. At or before the applicable Closing, the Purchaser shall deliver to Flagstar Bank, N.A., in its capacity as escrow agent (the “Escrow Agent”), under an escrow agreement among the Company, Adaptin, the Placement Agent and the Escrow Agent (the “Escrow Agreement”) the full Purchase Price set forth on the Purchaser’s Omnibus Signature Page attached hereto, by certified or other bank check or by wire transfer of immediately available funds, pursuant to the instructions set forth under the caption “How to subscribe for Units in the private offering of Unite Acquisition 1 Corp. (to be renamed “Adaptin Bio, Inc.” below. Such funds will be held for the Purchaser’s benefit in the escrow account established for the Offering (the “Escrow Account”), without interest or offset.

(C) Termination. This Agreement shall terminate automatically and be of no further force and effect, and any amounts deposited into the Escrow Account by or on behalf of the Purchaser shall be returned to the Purchaser or its designee promptly, without interest or offset, if (i) the Purchaser and the Company agree in writing to terminate this Agreement prior to the applicable Closing, (ii) the subscription has been revoked in full by the Purchaser in accordance with Section 8, (iii) prior to the applicable Closing, in the Purchaser’s sole and absolute discretion, upon written notice to the Company, if any representation or warranty of the Company set forth in Section 3 hereof shall be or shall have become inaccurate or the Company shall have breached or failed to perform any of its covenants or other agreements set forth in this Agreement, which inaccuracy, breach or failure to perform would give rise to the failure to satisfy any of the conditions set forth in Section 6(a) or Section 6(b) of this Agreement and which inaccuracy, breach or failure to perform cannot be cured by the Company or, if capable of being cured, is not cured within two (2) Business Days of the Purchaser’s notice to the Company thereof; or (iv) the Merger Agreement is terminated pursuant to its terms. For the purposes of this Agreement, “Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business. The Company shall promptly (and in any event within one (1) Business Day) provide the Purchaser with written notice of the termination of the Merger Agreement.

(D) Company Discretion. The Purchaser understands and agrees that, prior to the execution and delivery of this Agreement by the Company, the Company in its sole discretion reserves the right to accept or reject this subscription for Units, in whole or in part. The Company and the Purchaser shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Agreement.

(iv) Deliveries at Closing. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(A) this Agreement duly executed by the Company;

(B) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate (or at the request of the Purchaser, book entry statement) evidencing a number of Shares included in the Units being purchased by the Purchaser at the Closing, as set forth in the Purchaser’s Omnibus Signature Page, registered in the name of the Purchaser (but notwithstanding the foregoing, upon the Closing, the Purchaser shall be deemed for all corporate purposes to have become the holder of record of such Shares, irrespective of the date of delivery of the Shares to the Purchaser;

(C) a duly executed A Warrant, registered in the name of the Purchaser, to purchase up to a number of shares of Common Stock equal to the number of Shares included in the Units being purchased by the Purchaser at the Closing;

(D) a duly executed B Warrant, registered in the name of the Purchaser, to purchase up to a number of shares of Common Stock equal to one half (1/2) (with any fraction rounded up to the nearest whole share) of the number of Shares included in the Units being purchased by the Purchaser at the Closing; and

(E) the certificates, legal opinion and other documents set forth in Section 6 below.

“Transfer Agent” means Vstock Transfer, LLC, with a mailing address of 18 Lafayette Place, Woodmere, New York 11598, and any successor transfer agent of the Company for the Common Stock.

2. Placement Agent. Laidlaw & Company (UK) Ltd. (“Laidlaw” or the “Placement Agent”), a U.S.-registered broker-dealer, has been engaged by the Company as the Company’s placement agent, on a reasonable “best efforts” basis, for the Offering. The Placement Agent (a) will be paid at each Closing from the Offering proceeds a total cash placement fee of ten percent (10.0%) of the gross Purchase Price paid by the Purchaser and the aggregate gross purchase price paid by all Other Purchasers in the Offering at that Closing (the “Cash Fee”), (b) will be paid at each Closing from the Offering proceeds a total non-allocable expense allowance equal to two percent (2.0%) of the gross Purchase Price paid by the Purchaser and the aggregate gross purchase price paid by all Other Purchasers in the Offering at that Closing (the “Expense Allowance”), (c) will be paid a cash fee of ten percent (10.0%) of the gross proceeds delivered to the Company upon any cash exercises of a Warrant, and (d) will receive warrants to purchase a total number of shares of Common Stock equal to ten percent (10.0%) of the sum of (i) the number of shares of Common Stock included in the Units sold in the Offering at that Closing and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants included in the Units sold in the Offering at that Closing, with a term expiring seven (7) years after the final Closing Date and an exercise price of $4.40 per share (the “Placement Agent Warrants”). Any sub-agent of the Placement Agent that introduces investors to the Offering will be entitled to share in the Cash Fee, Expense Allowance and Placement Agent Warrants attributable to those investors pursuant to the terms of an executed sub-agent agreement with such Placement Agent. The Company has agreed to pay certain other expenses of the Placement Agent, including the fees and expenses of its counsel, in connection with the Offering.

3. Representations and Warranties of the Company. Except as set forth in (i) the Disclosure Schedule delivered to the Purchaser prior to or concurrently with the execution of this Agreement (the “Disclosure Schedule”), or (ii) the Confidential Private Placement Memorandum for the Offering, as the same may be supplemented or amended (the “PPM”) delivered to the Purchaser by the Company or the Placement Agent or any of their respective representatives (but excluding any disclosures (whether contained under the heading “Risk Factors,” in any “forward-looking statements” disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature), the Company hereby represents and warrants to the Purchaser, as of the applicable Closing Date and after giving effect to the Merger and the other transactions contemplated by the Merger Agreement, the following (provided that, (x) as used in this Section 3, the term “Subsidiaries” shall be construed to include Adaptin as of each applicable Closing Date, and (y) any qualification as to “knowledge” shall refer to the knowledge of the officers of the Company after giving effect to the Merger and of Adaptin, in each case, both actual knowledge or knowledge that they would have had upon reasonable inquiry of the personnel of the Company or Adaptin, as applicable, responsible for the applicable subject matter):

(a) Organization and Qualification. The Company and each of its Subsidiaries is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation, and has the requisite corporate or limited liability company power to own, lease and operate its properties and to carry on its business as currently conducted and as described in the PPM. The Company and each of its Subsidiaries is duly qualified as a foreign corporation or limited liability company, as the case may be, to do business and is in good standing in every jurisdiction in which the nature of the business as currently conducted and as described in the PPM makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any event, circumstance, development, condition, occurrence, state of facts, change or effect that, individually or in the aggregate with any other event, circumstance, development, condition, occurrence, state of facts, change or effect, has or would reasonably be expected to (x) prevent or materially delay or materially impair the ability of the Company or its Subsidiaries to carry out its obligations under this Agreement or (y) have any material adverse effect on the business, properties, assets, liabilities, operations or condition (financial or otherwise), results of operations or future prospects of the Company and its Subsidiaries, taken as a whole; provided, however, that for purposes of clause (y), none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or would reasonably be expected to have a “Material Adverse Effect”: (i) general economic, financial, credit, capital market or regulatory conditions or any changes therein (provided, however, that such effects do not affect the Company and its Subsidiaries taken as a whole disproportionately as compared to the Company’s similarly-situated competitors), (ii) any effects alone or in combination that arise out of, or result from, directly or indirectly, the announcement, pendency, execution or performance of this Agreement, the transactions contemplated hereby or any action contemplated by this Agreement, (iii) acts of God, war (whether or not declared), disease, the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions (provided, however, that such changes do not affect the Company or its Subsidiaries disproportionately as compared to the Company’s similarly-situated competitors), (iv) any matter disclosed in the Disclosure Schedule or the PPM (excluding any disclosures (whether contained under the heading “Risk Factors,” in any “forward looking statements” disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature); (v) any failure by the Company or its Subsidiaries to meet any projections, budgets or estimates of revenue or earnings (it being understood that the facts giving rise to such failure may be taken into account in determining whether there has been a Material Adverse Effect (except to the extent such facts are otherwise excluded from being taken into account by this proviso)), (vi) changes affecting the industry generally in which the Company or its Subsidiaries operate (provided, however, that such changes do not affect the Company or its Subsidiaries disproportionately as compared to the Company’s similarly-situated competitors), or (vii) changes in Law or U.S. generally accepted accounting principles (“GAAP”) (provided, however, that such changes do not affect the Company or its Subsidiaries disproportionately as compared to the Company’s similarly-situated competitors). For purposes of this Agreement, “Subsidiary” means, with respect to the Company, any corporation, partnership, limited liability company, joint venture or other legal entity of any kind (i) of which fifty percent (50%) or more of the capital stock or other equity interests or voting power are, directly or indirectly, controlled, owned or held by, or (ii) that is, at the time any determination is made, controlled (whether by voting power, Contract (as defined below) or otherwise) by, in each case, the Company (either alone or through or together with one or more of its other Subsidiaries); provided, that for all purposes of the representations and warranties of the Company set forth in this Agreement, whether made as of the date hereof or as of the applicable Closing Date, Adaptin and its Subsidiaries shall be deemed to be Subsidiaries of the Company regardless of whether the Merger has been consummated.

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company and each of its Subsidiaries party thereto has the requisite corporate or limited liability company power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, the Escrow Agreement and the Merger Agreement (collectively with all other documents, certificates or instruments executed and delivered in connection with the transactions contemplated hereby or thereby, the “Transaction Documents”) and to consummate the transactions contemplated thereby, including to issue the Securities, in accordance with the terms hereof and thereof; (ii) the execution and delivery by the Company and each of its Subsidiaries party thereto of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been, or will be at the time of execution of such Transaction Document, duly authorized by the Board of Directors or other applicable governing body of the Company or such Subsidiary, and no further action, proceeding, consent, waiver or authorization is, or will be at the time of execution of each such Transaction Document, required by or from the Company or any such Subsidiary, its respective board of directors or other governing body or its respective stockholders or equity holders; (iii) this Agreement has been, and at the Closing each of the other Transaction Documents will be when delivered at the Closing, duly executed and delivered by the Company and each of its Subsidiaries party thereto; and (iv) this Agreement and the other Transaction Documents, when delivered at the Closing or at the closing of the Merger, as applicable, will constitute the valid and binding obligations of the Company and its Subsidiaries party thereto enforceable against the Company and its Subsidiaries party thereto in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and, with respect to any rights to indemnity or contribution contained in the Transaction Documents, as such rights may be limited by state or federal laws or public policy underlying such laws.

(c) Capitalization. As of the date hereof and without giving effect to the Merger, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), and there are 5,000,000 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. The current capitalization of the Company before and after giving effect to the Merger is set forth under Schedule 3(c). Immediately following the effective time of the Merger, but immediately before the Initial Closing, the authorized capital stock of the Company will consist of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, and the Company is expected to have 6,499,999 shares of Common Stock issued and outstanding (assuming the exchange of all Adaptin securities, as contemplated by the Merger Agreement) and will have no shares of Preferred Stock issued and outstanding. All of the outstanding shares of Common Stock and of the capital stock of each of the Company’s Subsidiaries have been duly authorized, validly issued and are fully paid and non-assessable and free of preemptive or similar rights and other Liens (as defined below) and have been issued in compliance with all applicable Laws. All of the issued and outstanding capital stock of each Subsidiary of the Company are owned, directly or indirectly, by the Company, free and clear of any Liens. Immediately after giving effect to the Merger and the Closing of the Minimum Offering Amount, the pro forma outstanding capitalization of the Company will be as set forth under “Pro Forma Capitalization” in Schedule 3(c). Immediately after giving effect to the Merger and the Closing: (i) no shares of capital stock of the Company or any of its Subsidiaries will be subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (ii) except as set forth on Schedule 3(c)(ii), there will be no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible, exercisable or exchangeable into, any shares of capital stock of the Company or any of its Subsidiaries, or any Contracts by which the Company or any of its Subsidiaries is or may become bound or pursuant to which the Company or any of its Subsidiaries is otherwise obligated to issue additional shares of capital stock of the Company or any of its Subsidiaries; (iii) there will be no outstanding debt securities of the Company or any of its Subsidiaries other than indebtedness as set forth in Schedule 3(c)(iii); (iv) other than pursuant to the Registration Rights Agreement or as set forth in Schedule 3(c)(iv), there will be no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (v) there will be no outstanding registration statements of the Company or any of its Subsidiaries, other than pursuant to the Registration Rights Agreement; (vi) except as set forth in Schedule 3(c)(vi), there will be no securities or instruments of the Company or any of its Subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement; (vii) no co-sale right, right of first refusal or other similar right will exist with respect to the Securities or the issuance and sale thereof and (viii) no shares of Common Stock shall be reserved for issuance, other than (A) up to 2,196,390 shares of Common Stock reserved for future issuances under the EIP and (B) shares of Common Stock reserved for issuance upon exercise or conversion of the securities listed in Schedule 3(c)(viii). The Company has made available to the Purchaser true and correct copies of the Company’s Certificate of Incorporation, as in effect as of the Initial Closing, and the Company’s Bylaws, as in effect as of the Initial Closing, and the terms of all securities exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants. Except for the interests in the Company’s Subsidiaries, neither the Company nor any of its Subsidiaries owns any equity interest or other interest of any nature in, or any interest convertible, exchangeable, or exercisable for, equity interests or other interests of any nature in any other person. The Company does not have outstanding stockholder purchase rights or a “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(d) Issuance of Securities. The Shares that are being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms and upon payment of the consideration set forth in this Agreement, and the Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance with the terms and upon payment of the exercise price therefor as provided therein, will be duly and validly issued, fully paid and non-assessable, and free of preemptive or similar rights, Taxes and other Liens with respect to the issuance thereof, and restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities Laws and Liens created by or imposed by the Purchaser. Assuming the accuracy of each of the representations and warranties of the Purchaser herein, and of the Other Purchasers in each of their respective Other Subscription Agreements, the offer, issuance and sale by the Company of the Units, the Shares, the Warrants and (upon exercise of the Warrants) the Warrant Shares to the Purchaser are exempt from registration under the Securities Act and exempt from (or not subject to) registration, qualification or prospectus delivery requirements under the securities laws of any state or other jurisdiction.

(e) No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including issuance and sale of the Securities in accordance with this Agreement and the other Transaction Documents, have not and will not (i) result in a violation of the Certificate of Incorporation or the Bylaws (or equivalent constitutive document) of the Company or any of its Subsidiaries; (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract to which the Company or any Subsidiary is a party, except for those which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any Law applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except for those which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation of or in default under, any provision of its Certificate of Incorporation or Bylaws or any other constitutive documents. Neither the Company nor any Subsidiary is in violation of any term of or in default under any Contract, judgment, decree or order or any Law applicable to the Company or any Subsidiary, which violation or breach has been or would reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities Laws, neither the Company nor any of its Subsidiaries is required to obtain any Authorization of, or provide any notice to or make any filing or registration with, any Governmental Authority in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof, other than (i) the filings required pursuant to Section 9(j), (ii) the filing of the registration statement contemplated by the Registration Rights Agreement and (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Securities and Exchange Commission (the “SEC”) under Regulation D. Except as set forth on Schedule 3(e), neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any Contract to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their assets or businesses is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to be material to the business of the Company and its Subsidiaries, taken as a whole. All notices, consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to deliver or obtain pursuant to the preceding two sentences have been or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Closing.

(f) Absence of Litigation. Except as set forth on Schedule 3(f), there is no, and since the date that is two (2) years prior to the date hereof (the “Lookback Date”) there has not been any, action, suit, claim, inquiry, notice of violation, arbitration, petition, charge, citation, summons, subpoena, proceeding (including any partial proceeding such as a deposition) or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity, before or by any Governmental Authority (an “Action”) pending or threatened in writing or, to the knowledge of the Company, threatened orally, against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors or any of their respective assets or businesses, which has or would be reasonably likely to have, a Material Adverse Effect Neither the Company nor any of its Subsidiaries is, and since the Lookback Date has not been, subject to any judgment, decree, or order which has been, or would reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(g) Acknowledgment Regarding Purchaser’s Purchase of the Units. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Units.

(h) No General Solicitation. Neither the Company, nor to its knowledge any of its Affiliates (as defined below), or any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer, sale or issuance of the Securities. “Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, as such terms are used in and construed under Rule 144 under the Securities Act (“Rule 144”). With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser.

(i) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would eliminate the availability of the exemption from registration under Rule 506(b) of Regulation D or afforded by Section 4(a)(2) of the Securities Act in connection with the Offering of the Units contemplated hereby or cause this Offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act.

(j) Employee Relations. Since the Lookback Date, there has been no actual or threatened in writing, or to the knowledge of the Company, threatened orally, labor dispute, work stoppage, request for representation, union organizing activity, or unfair labor practice charges involving the employees of the Company or any of its Subsidiaries. Neither the Company nor any Subsidiary is party to any collective bargaining agreement. The Company’s and/or its Subsidiaries’ employees are not members of any union, and the Company believes that its and its Subsidiaries’ relationships with their respective employees are good.

(k) Intellectual Property Rights. Except as set forth on Schedule 3(k), the Company and each of its Subsidiaries exclusively owns, possesses, or has valid and enforceable rights to use, license, and exploit all Intellectual Property used in, necessary or advisable for the conduct of the Company’s and its Subsidiaries’ business as currently conducted and as described in the PPM, except for a failure to own, possess or have such rights that would not reasonably be expected to result in a Material Adverse Effect. There are no unreleased liens or security interests which have been filed, or which the Company has received notice of, against any of the Intellectual Property owned by the Company. All Intellectual Property owned by the Company or its Subsidiaries, and all Contracts pursuant to which the Company or its Subsidiaries license Intellectual Property, are valid and enforceable, and the Company and its Subsidiaries are in full compliance with all such Contracts except as would not reasonably be expected to result in a Material Adverse Effect. Furthermore, except as has not been and would not reasonably be expected to result in a Material Adverse Effect, since the Lookback Date: (A) to the Company’s knowledge, there has been no infringement, misappropriation or violation by third parties of any such Intellectual Property of the Company or its Subsidiaries; (B) there has been no Action pending or threatened in writing (or to the Company’s knowledge, threatened orally) by others challenging the Company’s or any of its Subsidiaries’ ownership of or any rights in or to any such Intellectual Property; (C) the Intellectual Property owned by the Company and its Subsidiaries and, to the Company’s knowledge, the Intellectual Property licensed to the Company and its Subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there has been no Action pending or threatened in writing (or to the Company’s knowledge, threatened orally) by others challenging the validity, enforceability or scope of any such Intellectual Property; (D) there has been no Action pending or threatened in writing (or to the Company’s knowledge, threatened orally) by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, and neither the Company nor any of its Subsidiaries has received any written notice of such Action; and (E) to the Company’s knowledge, no employee of the Company or any of its Subsidiaries has violated any term of any employment Contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries or actions undertaken by the employee while employed with the Company or any of its Subsidiaries. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have complied in all material respects with 37 C.F.R. §1.56 (Duty to disclose information material to patentability). The consummation of the transactions contemplated hereby or by the other Transaction Documents will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company or any of its Subsidiaries’ right to own, use or hold for use any Intellectual Property as owned, used or held for use in the conduct of the Company’s and its Subsidiaries’ business as currently conducted and as described in the PPM, except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. The rights of the Company and each of its Subsidiaries in their Intellectual Property are valid, subsisting and enforceable, except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries has taken reasonable steps to maintain their Intellectual Property and to protect and preserve the confidentiality of all of their Trade Secrets. To the Company’s knowledge, there has not been any disclosure or access to any Trade Secrets of the Company and each of its Subsidiaries by any unauthorized person. The Company and each of its Subsidiaries have taken and continue to take commercially reasonable measures, at least consistent with prevailing industry practice, to ensure that all personal information in their possession, custody or control is protected against loss and against unauthorized, access, use, modification, disclosure or other misuse. “Intellectual Property” shall mean any and all rights title and interest in, arising out of, or associated with any intellectual or intangible property, whether protected, created or arising in any jurisdiction throughout the world, including the following: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (b) trademarks, service marks, brands, certification marks, logos, trade dress, slogans, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”); (d) internet domain names and social media account or user names (including “handles”), whether or not Trademarks, all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto, whether or not Copyrights; (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) industrial designs, and all Patents, registrations, applications for registration, and renewals thereof; (g) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Trade Secrets”); (h) computer programs, operating systems, applications, firmware and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; (i) rights of publicity; and (j) all other intellectual or industrial property and proprietary rights.

(l) Environmental Laws.

(i) Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect: (x) the Company and each Subsidiary is in compliance and has complied with all applicable Environmental Laws (as defined below); (y) the Company or its applicable Subsidiary is in possession of all Authorizations required pursuant to Environmental Laws to conduct their respective businesses as currently conducted and as described in the PPM and (z) the Company or its applicable Subsidiary is in material compliance with all terms and conditions of such Authorizations. There is no Action pending or threatened in writing (or to the Company’s knowledge, threatened orally) relating to any violation or noncompliance with any Environmental Law involving the Company or any Subsidiary. For purposes of this Agreement, “Environmental Law” means any national, state, provincial or local Law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (A) treatment, storage, disposal, generation and transportation of Hazardous Substances; (B) air, water and noise pollution; (C) groundwater and soil contamination; (D) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (E) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (F) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (G) health and safety of employees and other persons; and (H) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of Hazardous Substances. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

(ii) To the knowledge of the Company, none of the Company or any of its Subsidiaries has any liability or obligation under any Environmental Law with respect to any release, spill, emission, leaking, pumping, pouring, emptying, leaching, escaping, dumping, injection, deposit, discharge or disposing of any Hazardous Substance in, onto or through the environment, except as would not reasonably be expected to have a Material Adverse Effect. “Hazardous Substances” means all materials, wastes, or substances defined by, or regulated under, any Environmental Laws, including as a hazardous waste, hazardous material, hazardous substance, extremely hazardous waste, restricted hazardous waste, contaminant, pollutant, toxic waste, or toxic substance, and specifically including petroleum and petroleum products, asbestos, radon, lead, toxic mold, radioactive materials, and polychlorinated biphenyls.

(m) Authorizations. Except as set forth on Schedule 3(m), the Company and each of its Subsidiaries holds, and is operating in compliance with, all authorizations, licenses, permits, approvals, clearances, registrations, exemptions, consents, certificates, waivers, filings, qualifications and orders of the U.S. Food and Drug Administration (“FDA”), its foreign counterparts and any other entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state or local government or foreign, or other governmental, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial or arbitral authority thereto (each a “Governmental Authority”) and supplements and amendments thereto (collectively, “Authorizations”) required for the conduct of its business as currently conducted and as described in the PPM, or that are otherwise material to the business of the Company and its Subsidiaries, in all applicable jurisdictions, except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. All Authorizations held by the Company or its Subsidiaries are valid and in full force and effect. Neither the Company nor any of its Subsidiaries is in material violation of any terms of any such Authorizations; and neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority of any revocation or modification of any such Authorization, or written notice (or to the Company’s knowledge, oral notice) that such revocation or modification is being considered, except to the extent that any such revocation or modification would not be reasonably expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(n) Regulatory Compliance The Company and each of its Subsidiaries is in compliance, and has since the Lookback Date been in compliance, with all applicable federal, state, local and foreign Laws, including such Laws applicable to the manufacture, distribution, import and export of regulated products and component parts and ingredients, except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has received any Form FDA 483, warning letter, untitled letter or other correspondence or written notice from any Governmental Authority, alleging or asserting noncompliance with the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) (“FDCA”) or comparable foreign Laws. Neither the Company nor any of its Subsidiaries has been notified, either orally or in writing, by any Governmental Authority that a clinical study has been put on hold or may be put on hold. The Company and each of its Subsidiaries, and to the Company’s knowledge, each of their respective directors, officers, employees and agents, is and has been in material compliance with applicable health care Laws, including, to the extent applicable, without limitation, the FDCA, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C. § 17921 et seq.), and the regulations promulgated pursuant to such Laws, and comparable state Laws and foreign Laws (collectively, “Health Care Laws”). Neither the Company nor any of its Subsidiaries has received written notice (or to the Company’s knowledge, oral notice) of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws or any Authorizations. The Company and each of its Subsidiaries has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments thereto as required by any Health Care Laws or any Authorizations and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments, to the Company’s knowledge, were complete, correct and not misleading on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its Subsidiaries has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any other notice or action relating to any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated or conducted any such notice or action relating to any of the Company’s products in development. Neither the Company nor any of its Subsidiaries is a party to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, or similar agreements, or has any reporting obligations pursuant to any such agreement, plan or correction or other remedial measure entered into with any Governmental Authority.

(o) Title. Neither the Company nor any of its Subsidiaries owns any real property. Except as set forth on Schedule 3(o), each of the Company and its Subsidiaries has good and marketable title to all of its personal property and other tangible assets (i) purportedly owned or used by them as reflected in the PPM, or (ii) necessary for the conduct of their business as currently conducted and as described in the PPM, free and clear of any legal or equitable, specific or floating, lien (statutory or otherwise), restriction, mortgage, deed of trust, pledge, lien, security interest, restrictive covenant, or other adverse right, charge, claim or encumbrance of any kind or nature whatsoever (collectively, “Liens”), except for Liens which would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3(o), with respect to properties and assets it leases, each of the Company and its Subsidiaries is in compliance with such leases and holds a valid leasehold interest free of any Liens, except for such Liens which would not reasonably be expected to have a Material Adverse Effect.

(p) Tax Status. The Company and each Subsidiary has filed (taking into account any valid extensions) all federal, state, local and foreign income and all other material returns, declarations, reports, elections, designations, or information returns or statements made to a Governmental Authority relating to Taxes, including any schedules or attachments thereto and any amendments thereof (collectively, “Tax Returns”) required to be made or filed by it or with respect to it by any jurisdiction to which it is subject. Such Tax Returns accurately reflect, in all material respects, the Tax liabilities of the Company and its Subsidiaries (other than Taxes not yet due and payable). The Company and each Subsidiary has timely paid all income Taxes and all other material Taxes and other material governmental assessments and material charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company and its Subsidiaries have adequately reserved and accrued for in accordance with GAAP. The Company has reserved and accrued on its books provisions in accordance with GAAP amounts that are reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due from the Company or any Subsidiary by the taxing authority of any jurisdiction. There are no, and since the Lookback Date there have been no, pending or threatened in writing (or to the Company’s knowledge, threatened orally) Actions by the taxing authority of any jurisdiction against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any Tax indemnity, Tax sharing or Tax allocation agreement (but not including any agreement whose primary subject matter is not Taxes) (a “Tax Agreement”). The Company is not a “United States real property holding corporation” within the meaning of Section 897(c) of the Code. For purposes of this Agreement, “Tax” or “Taxes” means (i) any and all U.S. federal, state, local, or non-U.S. taxes, assessment, levy or other charges, including net or gross income, gross receipts, net proceeds, estimated, sales, use, ad valorem, value added, franchise, license, withholding, payroll, employment, excise, property (including both real and personal), unclaimed property remittance/escheat, deed, stamp, alternative or add-on minimum, occupation, severance, unemployment, social security, workers’ compensation, capital, premium, windfall profit, environmental, custom duties, fees, transfer and registration taxes, and any governmental charges in the nature of a tax imposed by a Governmental Authority, (ii) any liability for the payment of any amounts of any of the foregoing types as a result of being a member of an Affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payment of such amounts was determined or taken into account with reference to the liability of any other person and (iii) any liability for the payment of any amounts as a result of being a party to any Tax Agreement.

(q) Certain Transactions. Except as set forth on Schedule 3(p), none of the direct or indirect equity holders, stockholders, controlling persons, partners, managers, members, officers, directors, employees, general or limited partners or assignees (each, a “Related Party”) of the Company or any Subsidiary is presently, or has since the Lookback Date been, a party to any Contract or transaction with the Company or any Subsidiary (other than for services as employees, officers and directors (including director or officer indemnification agreements) and for the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. All transactions that would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated under the Securities Act are disclosed in the SEC Reports (as defined below) or the PPM in accordance with Item 404 of Regulation S-K.

(r) Rights of First Refusal. Except as set forth on Schedule 3(r), the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(s) Insurance. The Company and its Subsidiaries have insurance policies of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company and its Subsidiaries, and in any event maintain insurance policies in amounts as required by applicable Law or any Contract to which the Company or its Subsidiaries is a party or to which any of its assets or businesses is subject. All such insurance policies are in full force and effect and binding and enforceable in accordance with their terms, and all premiums due and payable thereon have been timely paid in full. Neither the Company nor any of its Subsidiaries is in default with respect to its obligations under any such insurance policy, nor has there been any failure to give any notice or present any claim under any such insurance policy in due and timely fashion except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy and there has been no notice of cancellation of nonrenewal of any such insurance policy received by the Company or any of its Subsidiaries. Since the Lookback Date, no limits on any insurance policy of the Company or any of its Subsidiaries have been exhausted, materially eroded or materially reduced.

(t) SEC Reports. The Company has timely filed or furnished, as applicable, all reports, proxy statements, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated by reference therein) required to be filed or furnished by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) (the “SEC Reports”) since the Lookback Date (or such shorter period since the Company was first required by Law or regulation to file such material). The Super 8-K (as defined below) when filed will comply, and the SEC Reports at the time they were filed complied, in all material respects with the Securities Act or the Exchange Act, as applicable. There are no Contracts (or any material change or amendment thereto, or any waiver of any material right thereunder) that are required to be described in the SEC Reports or the PPM that were or are not described, in all material respects, therein. There are no Contracts (or any material change or amendment thereto, or any waiver of any material right thereunder) that are required to be filed as exhibits to the SEC Reports or the Super 8-K that were not or will not have been filed as required in the SEC Reports or the Super 8-K. There are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to the SEC Reports. To the Company’s knowledge, none of the SEC Reports is the subject of an ongoing SEC review. There are no SEC inquiries or investigations, other governmental inquiries or investigations or internal investigations pending or threatened in writing (or, to the Company’s knowledge, threatened orally), in each case regarding any accounting practice of the Company.

(u) Financial Statements.

(i) The (A) audited financial statements of Adaptin as of and for the fiscal years ended December 31, 2023 and 2022, and (B) the unaudited interim financial statements of Adaptin for the nine months ended September 30, 2024 (in each case consisting of the balance sheets, related statements of operations, changes in stockholders’ equity (deficit) and cash flows), each of (A) and (B) above included in the PPM, and (C) the unaudited pro forma consolidated financial statements of the Company (after taking into effect the Merger) and including, in each of (A), (B) and (C) above, the notes thereto, and each of (A), (B) and (C) above to be included in the Super 8-K, or with respect to (C) above in an amendment thereto as permitted by Law, comply or will comply, as applicable, in all material respects with GAAP and the rules and regulations of the SEC with respect thereto (the foregoing financial statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved and include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the consolidated financial condition of the business to which they relate as of the date thereof, subject, in the case of the unaudited interim financial statements of Adaptin for the nine months ended September 30, 2024, to normal year-end adjustments that will not, individually or in the aggregate, be material and the absence of notes, and fairly present in all material respects the financial position of Adaptin and its Subsidiaries taken as a whole, or the Company and its consolidated Subsidiaries taken as a whole, as applicable, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments that will not, individually or in the aggregate, be material. The pro forma financial information and the related notes, if any, to be included in the Super 8-K, have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and fairly present in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(ii) Except as disclosed in the PPM, the Company (A) maintains a standard system of accounting established and administered in accordance with GAAP and (B) has established and maintains a system of internal controls over financial reporting designed to provide reasonable assurance regarding the reliability of the financial reporting and the preparation of the Financial Statements for external purposes in accordance with GAAP. There (x) are no significant deficiencies or material weaknesses in any system of internal accounting controls used by each of the Company’s Subsidiaries, , (y) has not since the Lookback Date been any fraud or other unlawful act on the part of any of management or other employees of the Company and each of its Subsidiaries who have a role in the preparation of Financial Statements or the internal accounting controls used by the Company and each of its Subsidiaries related to such preparation or controls and (z) has not since the Lookback Date been any claim or allegation regarding any of the foregoing.

(iii) Neither the Company nor any of its Subsidiaries has any liabilities (whether accrued, absolute, contingent or otherwise) other than (A) liabilities disclosed on the audited balance sheet (including the notes thereto) or the interim balance sheet (including the notes thereto) and (B) liabilities that have been incurred since the date of the latest balance sheet of the Company and the latest balance sheet of Adaptin included in the Financial Statements in the ordinary course of business, which liabilities, individually or in the aggregate, are not material to the business of the Company and its Subsidiaries (taken as a whole).

(iv) To the knowledge of the Company, Withum Smith+Brown, PC (the “Auditor”), whose report will be filed with the SEC in the Super 8-K, is an independent registered public accounting firm with respect to the Company as required by the Exchange Act and the rules and regulations promulgated thereunder and the rules and regulations of the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the Financial Statements provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(v) Material Changes.  Except for the transactions contemplated hereby or in the Merger Agreement, since the date of the latest balance sheet of the Company and the latest balance sheet of Adaptin included in the financial statements contained in the PPM, except as set forth on Schedule 3(v), (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a Material Adverse Effect with respect to the Company or Adaptin, (ii) there have not been any changes in the assets, financial condition, business or operations of the Company or Adaptin from that reflected in the financial statements contained in the PPM except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse to the business, properties, financial condition, results of operations or future prospects of the Company or Adaptin, (iii) none of the Company or Adaptin or any of their respective Subsidiaries has altered its method of accounting or the manner in which it keeps its accounting books and records, and (iv) none of the Company or Adaptin or any of their respective Subsidiaries has declared or made any dividend or distribution of cash or other property to its stockholders or equity holders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company). The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Initial Closing, will not be Insolvent (as defined below). “Insolvent” means, with respect to the Company, on a consolidated basis with its Subsidiaries, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total indebtedness, (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature.

(w) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-15 under the Exchange Act) and except as disclosed in the PPM, such controls and procedures are effective in ensuring that material information relating to the Company, including its Subsidiaries, is made known to the principal executive officer and the principal financial officer.

(x) Sarbanes-Oxley. The Company is, and has been since the Lookback Date, to the extent applicable, in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it.

(y) Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any Subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the PPM and is not so disclosed.

(z) Foreign Corrupt Practices. Neither the Company and its Subsidiaries, nor any of their respective directors, managers, officers, agents or employees or other person acting on behalf of the Company or its Subsidiaries, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment or offered anything of value to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any of its Subsidiaries (or, to the Company’s knowledge, made by any person acting on their behalf) which is in violation of Law or (iv) violated any applicable anti-terrorism Law or regulation, nor have any of them otherwise taken any action which would reasonably cause the Company or any of its Subsidiaries to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law of similar effect.

(aa) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, manager, officer, agent, employee or Affiliate of the Company or any Subsidiary is, or is acting under the direction of, on behalf of or for the benefit of a person that is, or is owned or controlled by a person that is, currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(bb) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and other applicable money laundering Laws and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any Governmental Authority involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or threatened in writing (or to the Company’s knowledge, threatened orally).

(cc) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Units.

(dd) Privacy and Data Security.

(i) “Business Privacy and Data Security Policies” means all of the Company’s or one of its Subsidiaries’ present, internal or public-facing policies, notices, and statements concerning the privacy, security, or Processing of Personal Information in the conduct of the Business. “Personal Information” means any information that identifies or, alone or in combination with any other information, could reasonably be used to identify, locate, or contact a natural person, including name, street address, telephone number, email address, identification number issued by a Governmental Authority, credit card number, bank information, customer or account number, online identifier, device identifier, IP address, browsing history, search history, or other website, application, or online activity or usage data, location data, biometric data, medical or health information, or any other information that is considered “personally identifiable information,” “personal information,” or “personal data” under applicable Law, and all data associated with any of the foregoing that are or could reasonably be used to develop a profile or record of the activities of a natural person across multiple websites or online services, to predict or infer the preferences, interests, or other characteristics of a natural person, or to target advertisements or other content to a natural person. “Privacy Laws” means all applicable Laws, orders, writs, judgments, injunctions, decrees, stipulations, determinations or awards entered by or with any Governmental Authority, and binding guidance issued by any Governmental Authority concerning the privacy, security, or Processing of Personal Information (including Laws of jurisdictions where Personal Information was collected), including, as applicable, data breach notification Laws, consumer protection Laws, Laws concerning requirements for website and mobile application privacy policies and practices, Social Security number protection Laws, data security Laws, and Laws concerning email, text message, or telephone communications. Without limiting the foregoing, Privacy Laws include the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009 and all other similar international, federal, state, provincial, and local Laws. “Processing” means any operation performed on Personal Information, including the collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer, protection, disclosure, destruction, or disposal of Personal Information.

(ii) The Company and each of its Subsidiaries, and, to the Company’s knowledge, all vendors, processors, or other third parties acting for or on behalf of the Company or any of its Subsidiaries in connection with the Processing of Personal Information or that otherwise have been authorized to have access to Personal Information in the possession or control of the Company or any of its Subsidiaries, comply and at all times since the Lookback Date have complied, with all of the following in the conduct of its business as currently conducted and as disclosed in the PPM: (A) Privacy Laws; (B) rules of self-regulatory organizations; (C) industry standards, guidelines, and best practices; (D) the Business Privacy and Data Security Policies; and (E) all obligations or restrictions concerning the privacy, security, or Processing of Personal Information under any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof, in each case, except for violations that, individually or in the aggregate, have not been and would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(iii) Neither the consummation of the Merger nor the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, does or will: (A) conflict with or result in a violation or breach of any Privacy Laws or Business Privacy and Data Security Policies (as currently existing or as existing at any time during which any Personal Information was collected or Processed by or for the Company or any of its Subsidiaries in the conduct of its business as now being conducted); or (B) require the consent of or notice to any person concerning such person’s Personal Information, in each case, except as has not been and would not reasonably be expected to have a Material Adverse Effect.

(iv) Since the Lookback Date, (A) to the Company’s knowledge, no Personal Information in the possession or control of the Company or any of its Subsidiaries, or held or Processed by any vendor, processor, or other third party for or on behalf of the Company or any of its Subsidiaries, in the conduct of its business has been subject to any data or security breach or unauthorized access, disclosure, use, loss, denial or loss of use, alteration, destruction, compromise, or Processing (a “Security Incident”), and (B) neither the Company nor any of its Subsidiaries has notified and, to the Company’s knowledge, there have been no facts or circumstances that would require the Company or any of its Subsidiaries to notify, any Governmental Authority or other person of any Security Incident in the conduct of its business, in each case, except as has not been and would not reasonably be expected to have a Material Adverse Effect.

(v) Since the Lookback Date, neither the Company nor any of its Subsidiaries has received any notice, request, claim, complaint, correspondence, or other communication in writing (or to the Company’s knowledge, orally) from any Governmental Authority or other person, and to the Company’s knowledge there has not been any audit, investigation, enforcement action (including any fines or other sanctions), or other Action relating to, any actual, alleged, or suspected Security Incident or violation of any Privacy Law involving Personal Information in the possession or control of the Company or any of its Subsidiaries, or held or Processed by any vendor, processor, or other third party for or on behalf of the Company or any of its Subsidiaries, in the conduct of its business, in each case, except as has not been and would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(vi) In the conduct of its business, the Company and each of its Subsidiaries has at all times since the Lookback Date implemented and maintained, and required all vendors, processors, and other third parties that Process any Personal Information for or on behalf of the Company or any of its Subsidiaries to implement and maintain, all security measures, plans, procedures, controls, and programs, including written information security programs, to (A) identify and address internal and external risks to the privacy and security of Personal Information in their possession or control; (B) implement, monitor, and improve adequate and effective administrative, technical, and physical safeguards to protect such Personal Information and the operation, integrity, and security of its software, systems, applications, and websites involved in the Processing of Personal Information; and (C) provide notification in compliance with applicable Privacy Laws in the case of any Security Incident, in each case, except as has not been and would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(ee) Brokers’ Fees. Except as set forth on Schedule 3(ee), neither of the Company nor any of its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees and expenses to the Placement Agent and issuance of the Placement Agent Warrants as described in Section 2 above.

(ff) Disclosure Materials. The SEC Reports, at the time filed or furnished, and the Disclosure Materials, at the time delivered to the Purchaser, were true and correct in all material respects and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. For the purposes of this Agreement, “Disclosure Materials” means the PPM, the Confidential and Non-Binding Summary Term Sheet of the Company (the “Term Sheet”) previously provided to the Purchaser, and any roadshow presentation delivered to the Purchaser in connection with the contemplated purchase of the Units, each as amended from time to time, relating to the Offering and any supplement or amendment thereto, and any disclosure schedule or other information document, including the Disclosure Schedule, delivered to the Purchaser prior to its execution of this Agreement, and any such document delivered to the Purchaser after its execution of this Agreement and prior to the closing of the Purchaser’s subscription hereunder.

(gg) Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(hh) Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties (as modified by the disclosures on the Disclosure Schedule or the PPM (excluding any disclosures (whether contained under the heading “Risk Factors,” in any “forward-looking statements” disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature) made by the Company hereunder and that such representations and warranties (as modified by the Disclosure Schedule or the PPM (excluding any disclosures (whether contained under the heading “Risk Factors,” in any “forward-looking statements” disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature) are a material inducement to the Purchaser purchasing the Units. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement with the Company.

(ii) Bad Actor Disqualification. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). The Company represents that it has exercised reasonable care to determine the accuracy of the representation made by the Company in this paragraph.

(jj) Anti-Dilution. There are no securities or instruments issued by or to which the Company is a party as of the date hereof or as of the Closing containing anti-dilution or similar provisions that will be triggered by the issuance of shares of Common Stock in connection with the Offering or pursuant to any Other Subscription Agreement entered into in connection with the Offering that have not been or will not be validly waived on or prior to each Closing Date.

(kk) Other Purchasers. The Company has not entered into any side letter or similar agreement with any Other Purchaser in connection with such Other Purchaser’s direct or indirect investment in the Company other than the applicable Other Subscription Agreement. Each Other Purchaser will enter into the applicable Other Subscription Agreement and no other side letters or similar agreements with respect to its investment in the shares of Common Stock in connection with the Offering. Each Other Subscription Agreement is in the same form and contains the same terms and provisions as this Agreement.

(ll) Leased Real Property. There are no pending or, to the knowledge of the Company, any threatened condemnation proceedings, lawsuits or other Actions relating to any real property leased by the Company or any of its Subsidiaries or any of the buildings, structures and facilities located thereon (the “Leased Real Property”) or other matters affecting adversely the current use, occupancy or value thereof. The Company and its applicable Subsidiaries enjoy quiet possession under all leases for each parcel of Leased Real Property (each, a “Lease”) and no Leased Real Property under any such Lease is subject to any Lien, easement, right-of-way, building or use restriction, exception, variance, reservation or limitation, as might, in any material respect, interfere with or impair the present and continued use thereof by the Company or its Subsidiaries in the usual and normal conduct of the business of the Company and its Subsidiaries.

(mm) Material Contracts. Each Material Contract (as defined below) is the legal, valid and binding obligation of the Company or one of its Subsidiaries that is a party thereto, and is enforceable against the Company or one of its Subsidiaries, as applicable, and, to the knowledge of the Company, the counterparties, in accordance with its terms, other than, in all cases, Material Contracts that have expired, been terminated or superseded in accordance with their terms following the date hereof. Neither the Company or any of its Subsidiaries, nor to the knowledge of the Company, any counterparty, is in violation, breach or default under any such Contract or has improperly terminated, revoked or accelerated any Material Contract and no event or condition exists or has occurred which, with the giving of notice or the lapse of time or both, would, under any Material Contract, (A) constitute a breach or default by the Company or any of its Subsidiaries, or to the knowledge of the Company, a counterparty, (B) give to the counterparty any rights of termination, acceleration or cancellation of, (C) result in any obligation imposed on the Company or any of its Subsidiaries thereunder or a loss of a benefit in favor of the Company or any of its Subsidiaries thereunder, (D) allow the imposition of any fees or penalties on the Company or any of its Subsidiaries thereunder, require the offering or making of any payment or redemption by the Company or any of its Subsidiaries thereunder or (E) give rise to any increased, guaranteed, accelerated or additional rights or entitlements to the counterparty thereunder, in each case, except for (i) such breaches, defaults and events which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) any Material Contracts that will expire or terminate in accordance with their terms in connection with or as contemplated by or directly related to the Merger Agreement and the transactions contemplated thereby, including to the extent applicable, Contracts with the stockholders or investors of the Company or any of its Subsidiaries, indemnification agreements with each of their respective directors or officers, employment, consulting agreements or equity award agreements with each of their employees or other service providers. None of the Company or any of its Subsidiaries has received any written notice of the intention of any person to terminate, fail to renew or materially and adversely modify any Material Contract.

As used herein, “Material Contract” means any written or oral agreement, contract, commitment, arrangement, subcontract, license, sublicense, lease, sublease, sales order, purchase order, indenture, mortgage, note, bond, letter of credit, warrant, instrument, obligation, or understanding (collectively, including all amendments, supplements and modifications thereto, “Contracts”) to which the Company or any of its Subsidiaries is a party or by which any of their respective assets or businesses are bound:

(i) that is required to be filed pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act);

(ii) that contains an exclusivity clause that restricts the Company or any of its Subsidiaries or a covenant not to compete in any line of business with any person in any geographical area that restricts the Company or any of its Subsidiaries or that otherwise restricts the Company or any of its Subsidiaries from freely providing products or services to any customer or potential customer, or that restricts the right of the Company or any of its Subsidiaries to sell to or purchase from any other person;

(iii) that relates to the acquisition or disposition of any business (whether by merger, sale of stock or assets or otherwise) at any time since the Lookback Date, other than those related to the Company’s efforts to seek the acquisition of an operating company prior to the acquisition of Adaptin;

(iv) that is with any Related Party of the Company or any of its Subsidiaries;

(v) that grants to the counterparty a right of first refusal, first offer or first negotiation outside of the ordinary course of business of the Company, except for any such preemptive or similar rights in favor of the equity holders of Adaptin that will be terminated or extinguished in connection with the Merger; or

(vi) that grants the other party or any third party “most favored nation” status or any similar rights.

(nn) Sanctions. Neither the Company nor any of its Subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, after due inquiry, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the Crimea region and the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, and Syria (collectively, “Sanctioned Countries”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(oo) Employee Benefits.

(i) “Benefit Plan” means any plan, program, arrangement or agreement that is a pension, profit-sharing, savings, retirement, employment, consulting, severance pay, termination, executive compensation, incentive compensation, deferred compensation, bonus, stock purchase, stock option, phantom stock or other equity-based compensation, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company is the owner, the beneficiary, or both), Code Section 125 “cafeteria” or “flexible” benefit, employee loan, educational assistance or fringe benefit plan, program, arrangement or agreement, whether written or oral, including, without limitation, any (A) “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (“ERISA”) or (B) other employee benefit plans, agreements, programs, policies, arrangements or payroll practices, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), which the Company or any of its Subsidiaries sponsors or maintains for the benefit of its current or former officer, director, employee, leased employee, consultant or agent (or their respective beneficiaries), or with respect to which the Company or any of its Subsidiaries has, or could reasonably be expected to have, any direct or indirect present or future liability.

(ii) Each Benefit Plan has been established, maintained and operated in all respects in accordance with its terms and in compliance with all applicable provisions of applicable Laws, including Section 409A of the Code and the regulations and other guidance issued thereunder, in each case, except as has not been and would not reasonably be expected to have, a Material Adverse Effect. There are no investigations by any Governmental Authority, termination proceedings or other claims (except routine claims for benefits payable under the Benefit Plans) or Actions pending in writing (or to the Company’s knowledge, orally) against any Benefit Plan or asserting any rights to or claims for benefits under any Benefit Plan that would reasonably be expected to give rise to any material liability. No non-exempt “prohibited transaction” (within the meaning of Section 406 of ERISA and Section 4975 of the Code) has occurred or is reasonably expected to occur with respect to any Benefit Plan. No Benefit Plan is (A) subject to Section 412 of the Code, Title IV of ERISA or Section 302 of ERISA (including a “multiemployer” plan within the meaning of Section 3(37) of ERISA), (B) a “multiple employer plan” as defined in Section 413(c) of the Code, or (C) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. No Benefit Plan is subject to the Laws of any jurisdiction other than the United States.

(iii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall, in connection with any other event(s), (i) result in any payment or benefit becoming due to any current or former employee, contractor or director of the Company or its Subsidiaries or under any Benefit Plan, (ii) increase any amount of compensation or benefits otherwise payable to any current or former employee, contractor or director of the Company or its Subsidiaries or under any Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits to any current or former employee, contractor or director of the Company or its Subsidiaries or under any Benefit Plan, (iv) limit the right to merge, amend or terminate any Benefit Plan (except any limitations imposed by applicable Law, if any), or (v) give rise to any “excess parachute payment” as defined in Section 280G(b)(l) of the Code, any excise tax owing under Section 4999 of the Code or any other amount that would not be deductible under Section 280G of the Code.

4. Representations, Warranties and Agreements of the Purchaser. The Purchaser represents and warrants to, and agrees with, the Company, as of the date hereof and as of the applicable Closing Date, the following:

(a) The Purchaser has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of Units and the tax consequences of the investment. The Purchaser has adequate means of providing for its current and anticipated financial needs and contingencies and is able to bear the economic risks of the investment for an indefinite period of time and has no need for liquidity of the investment in the Units or the Securities included therein. The Purchaser can afford the loss of his, her or its entire investment.

(b) The Purchaser is acquiring the Units and the Securities included therein for investment for his, her or its own account and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands and acknowledges that the Offering, sale and delivery of the Securities have not been registered under the Securities Act or any state securities Laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities Laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Purchaser further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Securities, other than with respect to an Affiliate of the Purchaser. The Purchaser understands and acknowledges that the Offering, sale and delivery of the Securities will not be registered under the Securities Act nor under the state securities laws on the ground that the sale of the Units to the Purchaser as provided for in this Agreement and the issuance of Shares and Warrants hereunder and of the Warrant Shares upon exercise of the Warrants are exempt from the registration requirements of the Securities Act and any applicable state securities laws. The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act for the reason(s) specified on the Accredited Investor Certification attached hereto as completed by the Purchaser, and Purchaser shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Purchaser resides in the jurisdiction set forth on the Purchaser’s Omnibus Signature Page affixed hereto. If the Purchaser is, with respect to the Company, (i) a predecessor of the Company; (ii) an Affiliated issuer; (iii) a director, executive officer, other officer participating in the offering, general partner or managing member of the Company; (iv) any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; (v) any promoter connected with the Company in any capacity at the time of such sale; (vi) any investment manager of the Company if the Company is a pooled investment fund; (vii) any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering; (viii) any general partner or managing member of any such investment manager or solicitor; or (ix) any director, executive officer or other officer participating in the offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor (each such category, a “Covered Person”), the Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(c) The Purchaser (i) if a natural person, represents that he or she is the greater of (A) 21 years of age or (B) the age of legal majority in his or her jurisdiction of residence, and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity is duly organized, validly existing and in good standing under the Laws of the state or jurisdiction of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of applicable Law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that he, she or it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound, except for any violation or conflict that, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement and the other Transaction Documents or to consummate any transactions contemplated hereby or thereby.

(d) The Purchaser understands that the Units and the Securities included therein are being offered and sold to him, her or it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such securities. The Purchaser further acknowledges and understands that the Company is relying on the representations and warranties made by the Purchaser hereunder and that such representations and warranties are a material inducement to the Company to sell the Units to the Purchaser and to issue the Warrant Shares upon exercise of the Warrants. The Purchaser further acknowledges that without such representations and warranties of the Purchaser made hereunder, the Company would not enter into this Agreement with the Purchaser.

(e) The Purchaser understands that, other than as expressly provided in the Registration Rights Agreement, the Company does not currently intend to register any of the Securities under the Securities Act at any time in the future; and the undersigned will not immediately be entitled to the benefits of Rule 144 with respect to any of the Securities. The Purchaser understands that no public market exists for the Company’s Common Stock and that there can be no assurance that any public market for the Common Stock will exist or continue to exist. The Company’s Common Stock is not approved for quotation on OTC Markets or any other quotation system or listed on any exchange.

(f) The Purchaser has received, reviewed and understood the information about the Company, including all Disclosure Materials provided to it by the Company and/or the Placement Agent (at the Company’s direction), and has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management. The Purchaser understands that such discussions, as well as any Disclosure Materials provided by the Company and/or the Placement Agent (at the Company’s direction), were intended to describe the aspects of the Company’s business and prospects and the Offering which the Company believes to be material, but were not necessarily a thorough or exhaustive description and except as expressly set forth in this Agreement (as modified by the disclosures on the Disclosure Schedule or the PPM (excluding any disclosures contained under the heading “Risk Factors,” any disclosures of risks included in any “forward looking statements” or disclosures that are cautionary, predictive or forward-looking in nature)), the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. The Purchaser acknowledges that he, she or it is not relying upon any person or entity, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. In entering into this Agreement, the Purchaser has not relied on any oral or, except as otherwise expressly set forth in the Transaction Documents or the Disclosure Materials, written information provided by the Company, Adaptin any Placement Agent, or by their respective Affiliates, agents, employees, representatives or trustees, or by any other agent or broker. No agent, employee or representative of the Company, Adaptin or any Placement Agent or other agent or broker has been authorized to make, and the Purchaser has not relied on, any statements other than those expressly set forth in the Transaction Documents or the Disclosure Materials. Without limiting or derogating from Section 3(ff), the Purchaser understands and represents that he, she or it is purchasing the Shares notwithstanding the fact that the Company may disclose in the future certain information the Purchaser has not received that is not required to be disclosed in the Super 8-K, including (without limitation) financial statements of the Company and/or Adaptin for the current fiscal period, and any subsequent period financial statements that will be filed with the SEC, that he, she or it is not relying on any such information in connection with his, her or its purchase of the Securities. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to his, her or its acquisition of the Units.

(g) The Purchaser acknowledges that neither the Company nor any Placement Agent is acting as a financial advisor or fiduciary of the Purchaser (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and no investment advice has been given by the Company, any Placement Agent or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Purchaser further represents to the Company that the Purchaser’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Purchaser and the Purchaser’s representatives.

(h) As of the applicable Closing, all actions on the part of the Purchaser, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement and the performance of all obligations of the Purchaser hereunder and thereunder shall have been taken, and this Agreement and the Registration Rights Agreement, assuming due execution by the parties hereto and thereto, constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and, with respect to any rights to indemnity or contribution contained in the Transaction Documents, as such rights may be limited by state or federal laws or public policy underlying such laws.

(i) The Purchaser represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in the Purchaser, nor any person on whose behalf the Purchaser is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control Laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Purchaser”). The Purchaser (A) agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control Laws, regulations, rules and orders and (B) consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its Affiliates and agents of such information about the Purchaser as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control Laws, regulations, rules and orders. If the Purchaser is a financial institution that is subject to the USA Patriot Act, the Purchaser represents that it has met all of its obligations under the USA Patriot Act. The Purchaser acknowledges that if, following its investment in the Company, the Company reasonably believes that the Purchaser is a Prohibited Purchaser or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Purchaser to transfer all or any of the Securities. The Purchaser further acknowledges that neither the Purchaser nor any of the Purchaser’s Affiliates or agents will have any claim against the Company or Adaptin for any form of damages as a result of any of the foregoing actions.

(j) If the Purchaser is an Affiliate of a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated Affiliate.

(k) The Purchaser or its duly authorized representative realizes that because of the inherently speculative nature of businesses of the kind conducted and contemplated by the Company, the Company’s financial results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that could result in substantial or, at times, even total losses for investors in securities of the Company. The Purchaser has considered the risk factors in the PPM before deciding to invest in the Units.

(l) The Purchaser is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

(m) The Purchaser acknowledges that no U.S. federal or state agency or any other government or governmental agency has passed upon any of the Securities or made any finding or determination as to the fairness, suitability or wisdom of any investments therein.

(n) Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any individual or entity acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales (as defined below), of the securities of the Company during the period commencing at the time the Purchaser was first contacted by the Company or any other individual or entity representing the Company (including the Placement Agent) regarding the transactions contemplated hereunder. Notwithstanding the foregoing, in the case of the Purchaser being a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers do not communicate or share information with, and have no direct knowledge of the investment decisions made by, the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Agreement. Other than to other individuals or entities party to this Agreement, or to the Purchaser’s representatives, agents or advisors, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. For purposes of this Agreement, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(o) The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of any of the Securities and other activities with respect to the Securities by the Purchaser, and will comply with such anti-manipulation rules of Regulation M.

(p) All of the information concerning the Purchaser set forth herein, and any other information furnished by the Purchaser in writing to the Company or the Placement Agent for use in connection with the transactions contemplated by this Agreement, is true, correct and complete in all material respects as of the date of this Agreement, and, if there should be any material change in such information prior to the Purchaser’s purchase of the Units, the Purchaser will promptly furnish revised or corrected information to the Company.

(q) The Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Transaction Documents. With respect to such matters, the Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Transaction Documents.

(r) If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the observance in all material respects of the Laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Units and the Securities included therein; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of any of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other Laws of the Purchaser’s jurisdiction.

(s) The Purchaser represents that it is not a “foreign person” for purposes of Section 721 of the Defense Production Act of 1950 (as amended) or the rules or regulations promulgated thereunder (including 31 C.F.R. Part 800 and 31 C.F.R. part 801); provided, however, that if the Purchaser is a “foreign person” for such purposes, it agrees that it will not (i) obtain any control rights over the Company, including the ability to determine, direct, or decide important matters affecting the Company; (ii) have access to any material nonpublic technical information in the possession of the company; (iii) obtain membership or observer rights on the Board of Directors or the right to nominate an individual to a position on the Board of Directors; or (iv) have any involvement, other than through voting of shares, in substantive decision making of the Company regarding the use, development, acquisition or release of the Company’s technology.

(t) (For ERISA plans only) The fiduciary of the Employee Retirement Income Security Act of 1974 (“ERISA”) plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its Affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its Affiliates.

(u) If the Purchaser is a Covered Person, neither the Purchaser nor, to the Purchaser’s knowledge, any of its directors, executive officers, other officers that may Adaptin as a director or officer of any company in which it invests, general partners or managing members is subject to any Disqualification Events, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act, and disclosed reasonably in advance of the applicable Closing in writing in reasonable detail to the Company.

(v) The Purchaser understands that there are substantial restrictions on the transferability of the Shares, the Warrants and the Warrant Shares and that the certificates or book-entry positions representing the foregoing shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS  [CERTIFICATE] [BOOK-ENTRY POSITION] [AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR (3) SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

In addition, if the Purchaser is an Affiliate of the Company, certificates or book-entry positions evidencing the Securities issued to the Purchaser may bear a customary “Affiliates” legend.

Any fees (with respect to the Company’s transfer agent for the Common Stock (the “Transfer Agent”), counsel or otherwise) associated with the removal of such legend(s) shall be borne by the Company.

Upon request from Purchaser and subject to receipt by the Company and its transfer agent from the Purchaser of customary representations and other documentation reasonably acceptable to the Company and the transfer agent in connection therewith, the Company shall be obligated to promptly reissue unlegended certificates or book entry positions at such time as the Securities evidenced by such certificates or book entry positions (x) are sold pursuant to Rule 144 or another applicable exemption from the registration requirements of the Securities Act has been satisfied, provided that Rule 144 or such other applicable exemption is available and, if the transfer agent requires an opinion, the Company shall cause its legal counsel to deliver an opinion in a form reasonably acceptable to the transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act or (y) are sold pursuant to an effective resale registration statement under the Securities Act, provided that if the transfer agent requires an opinion, the Company shall cause its legal counsel to deliver an opinion in a form reasonably acceptable to the transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, or (z) are covered by an effective resale registration statement under the Securities Act and are Legend Removal Shares (as defined in the next sentence). If a resale registration statement under the Securities Act covering the Shares and the Warrant Shares becomes effective, then the Company shall cause legal counsel to the Company, at the Company’s expense: (a) to issue to the Transfer Agent, within one (1) Trading Day after the effective date thereof, a “blanket” legal opinion in customary form to the effect that the Securities covered by the Registration Statement have been registered for resale under the Securities Act and, if such counsel has received a signed certificate in the form attached as Exhibit A to the Registration Rights Agreement (a “Legend Removal Certificate”) from the holder of such Securities, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 (“Legend Removal Shares”), or, otherwise, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 upon resale pursuant to such registration statement; and (b) promptly to amend such opinion to cause such Securities to be Legend Removal Shares after later receipt of a Legend Removal Certificate from the Holder. Under the foregoing circumstances, the Company shall direct its Transfer Agent to issue unlegended shares, in the case of clause (x) above, within one (1) Trading Day after the Transfer Agent’s receipt of such opinion or, in the case of clause (y) above, within three (3) Trading Days after the Transfer Agent’s receipt of such legal opinion with respect to Legend Removal Shares or otherwise within three (3) Trading Days after the Transfer Agent’s receipt of evidence in customary form that the Securities have been sold pursuant to an effective resale registration statement under the Securities Act, in either case via DWAC or as otherwise requested by the holder.

(w) If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on such Purchaser’s Omnibus Signature Page to this Agreement; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on such Purchaser’s Omnibus Signature Page to this Agreement.

(x) The Purchaser understands that the Company prior to the Merger will have been a “shell company” as defined in Rule 12b-2 under the Exchange Act, and that upon filing with the SEC of the Super 8-K reporting the consummation of the Merger and related transactions and the transactions contemplated by this Agreement, and otherwise containing “Form 10 information” discussed below, the Company will reflect therein that it is no longer a shell company. Pursuant to Rule 144(i), securities issued by a current or former shell company (including the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one (1) year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding twelve (12) months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates or book-entry positions for the Securities cannot be removed except in connection with (i) an actual sale meeting the foregoing requirements or (ii) pursuant to an effective registration statement.

(y) The Purchaser, if and to the extent that it purchases Units in any Subsequent Closing, represents that it (i)(A) has a substantive, pre-existing relationship with the Company or (B) had direct contact by the Company or the Placement Agent outside of the Offering, and (ii)  did not contact the Company or the Placement Agent or become interested in the Offering as a result of reading or otherwise being aware of the Super 8-K or any press release or any other public disclosure disclosing the terms of the Offering.

(z) To effectuate the terms and provisions hereof, the Purchaser hereby appoints the Placement Agent as its attorney-in-fact for the purpose of carrying out the provisions of the Escrow Agreement, including, without limitation, taking any action on behalf of, or at the instruction of, the Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof, in each case, subject to and in accordance with the terms of this Agreement. All lawful acts done under the foregoing authorization are hereby ratified and approved, and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of fraud, gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

5. Conditions to Company’s Obligations at Closing. The Company’s obligation to complete the sale and issuance of the Units and deliver the Shares and the Warrants to the Purchaser and to consummate the other transactions contemplated hereby at the Initial Closing and, if applicable, a Subsequent Closing, shall be subject to the satisfaction or written waiver by the Company (in whole or in part) of the following conditions, to the extent such condition can be waived, in its sole discretion, on or prior to the Initial Closing Date and each Subsequent Closing Date, as applicable (provided, that any waiver by the Company of the condition set forth in Section 5(f) shall require the prior written consent of the Purchaser):

(a) Receipt of Payment. The Company shall have received payment, by certified or other bank check or by wire transfer of immediately available funds, in the full amount of the Purchase Price for the number of Units being purchased by the Purchaser at the Initial Closing and, if applicable, a Subsequent Closing.

(b) Receipt of Executed Transaction Documents. The Purchaser shall have executed and delivered to the Company the Omnibus Signature Page, the Purchaser Profile, the Accredited Investor Certification and the Selling Securityholder Questionnaire (as defined in the Registration Rights Agreement).

(c) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all respects as of the date of this Agreement and as of such Closing Date with the same force and effect as if they had been made on and as of such Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date), except for the failure of any such representation or warranty to be so true and correct as would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby.

(d) Performance. The Purchaser shall have performed or complied with in all material respects all obligations and covenants herein required to be performed by the Purchaser on or prior to the applicable Closing.

(e) Effectiveness of the Merger Transactions. The Merger and each of the other transactions contemplated by the Merger Agreement shall have been effected and consummated.

(f) Minimum Offering. In connection with the Initial Closing only, the Company shall have received proceeds from the Offering equal to or greater than the Minimum Offering Amount (inclusive of any Adaptin Investment and any Placement Agent Investment).

(g) Qualifications. All Authorizations of, or notices to, any Governmental Authority that are required in connection with the transactions contemplated by this Agreement, including the lawful issuance and sale of the Securities pursuant to this Agreement at each Closing except for Blue Sky law permits and qualifications that may be properly obtained after such Closing and filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D which may be filed no later than fifteen (15) calendar days after the “date of first sale” in the Offering.

6. Conditions to Purchaser’s Obligations at the applicable Closing. The Purchaser’s obligation to accept delivery of the Units and to pay for the Units to be issued to the Purchaser hereunder at the Initial Closing and, if applicable, a Subsequent Closing, and to consummate the other transactions contemplated hereby, shall be subject to the satisfaction by the Company or written waiver by the Purchaser (in whole or in part) of the following conditions, to the extent such condition can be waived, in its sole discretion, on or prior to the Initial Closing Date and each Subsequent Closing Date, as applicable:

(a) Representations and Warranties. (i) The representations and warranties made by the Company (as modified by the disclosures on the Disclosure Schedule or in the PPM (excluding any disclosures (whether contained under the heading “Risk Factors,” in any “forward-looking statements” disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature) set forth in Sections 3(a), 3(b), 3(c), 3(d), 3(e), 3(h), 3(i), and 3(ee) hereof (collectively, the “Company Fundamental Representations”) shall be true and correct in all respects as of the date of this Agreement and as of such Closing Date with the same force and effect as if they had been made on and as of such Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date) and (ii) the other representations and warranties made by the Company in Section 3 shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or similar qualifier) as of the date of this Agreement and as of such Closing Date with the same force and effect as if they had been made on and as of such Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(b) Performance. The Company shall have performed or complied with in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing.

(c) Receipt of Executed Transaction Documents. The Company shall have duly executed and delivered to the Placement Agent on behalf of the Purchaser the Registration Rights Agreement and the Escrow Agreement.

(d) Effectiveness of the Merger Transactions. The Merger and each of the other transactions contemplated by the Merger Agreement shall have been effected and consummated.

(e) Minimum Offering. In connection with the Initial Closing only, the Company shall have received proceeds from the Offering equal to or greater than the Minimum Offering Amount (inclusive of any Adaptin Investment and any Placement Agent Investment).

(f) Equity Incentive Plan. The Board of Directors and the stockholders of the Company shall have duly adopted the EIP as described in Recital B above.

(g) Certificate. At each applicable Closing, an executive officer of the Company shall have duly executed and delivered or caused to be delivered to the Placement Agent a certificate addressed to the Purchaser and the Placement Agent certifying as to the satisfaction of the conditions set forth in Section 6(a) and Section 6(b) as of the applicable Closing Date.

(h) Good Standing. The Company and each of its Subsidiaries is a corporation or other business entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation.

(i) Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby.

(j) Bridge Notes. All outstanding principal amount of, and accrued but unpaid interest on, the Bridge Notes shall have converted into shares of Common Stock.

(k) Legal Opinion. Wyrick Robbins Yates & Ponton LLP (“Wyrick”), legal counsel for Adaptin and, upon closing of the Merger, for the Company, shall deliver an opinion addressed to the Purchaser and the Placement Agent, dated as of the applicable Closing Date, in form and substance reasonably acceptable to the Placement Agent.

(l) Comfort Letter. (a) The Auditor shall deliver a letter, addressed to the Purchaser and the Placement Agent, dated as of the applicable Closing Date, in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type customarily included in auditors’ “comfort letters” with respect to the financial statements and certain financial information contained in the PPM.

(m) Lock-up Agreements. The Company delivered to the Purchaser lock-up agreements of the Company’s officers and directors after giving effect to the Merger and their Affiliates and associated entities (the “Lock-Up Parties”), duly executed by the Company and each Lock-Up Party, substantially in the form attached hereto as Exhibit D (the “Lock-Up Agreements”).

(n) Compliance with Laws. The transactions contemplated by this Agreement and the other Transaction Documents, including the sale and issuance of the Units and the Securities included therein, shall be legally permitted by all Laws and regulations to which the Company is subject or which are otherwise applicable to the transactions contemplated by the Transaction Documents.

(o) Qualifications. All Authorizations of, or notices to, any Governmental Authority that are required in connection with the transactions contemplated by this Agreement, including the lawful issuance and sale of the Units and the Securities included therein pursuant to this Agreement at each Closing, shall have been delivered or obtained and effective as of such Closing except for Blue Sky law permits and qualifications that may be properly obtained after such Closing and filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D which may be filed no later than fifteen (15) calendar days after the “date of first sale” in the Offering.

(p) No Material Adverse Effect. There shall have been no Material Adverse Effect.

7. Indemnification.

(a) In addition to the indemnity provided to the Purchaser in the applicable Registration Rights Agreement, the Company agrees to indemnify and hold harmless the Purchaser and its Affiliates, and its and their respective directors, officers, stockholders, equity holders, members, managers, partners, employees, attorneys, consultants, representatives and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, equity holders, members, managers, partners, employees, attorneys, consultants, representatives and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (collectively, the “Purchaser Indemnitees”), from and against all losses, liabilities, claims, damages, costs, fees, charges, Taxes, judgements, fines, penalties and expenses whatsoever (including, but not limited to, amounts paid in settlement and any and all reasonable out-of-pocket expenses, including attorneys’ fees and expenses, incurred in investigating, preparing or defending against any litigation commenced or threatened) (collectively, “Indemnified Liabilities”) arising out of or relating to: (i) the inaccuracy, violation or breach of any of the Company’s representations or warranties made in Section 3 of this Agreement; (ii) any breach or failure to perform by the Company of any of its covenants and obligations contained herein or (iii) any Action brought or made against such Purchaser Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of, relating to or resulting from (A) the execution, delivery, performance or enforcement of the Transaction Documents or the Merger Agreement or the transactions contemplated hereby or thereby, including the issuance of the Units and the Securities included therein and the Merger or (B) the status of the Purchaser as an investor in the Company pursuant to the transactions contemplated hereby or by the other Transaction Documents, except to the extent that any such Indemnified Liabilities arise out of a violation of Law or a breach of this Agreement by the Purchaser or one of its related Purchaser Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Law. The liability of the Company under this paragraph shall not exceed the total Purchase Price paid by the Purchaser hereunder, except in the case of fraud.

(b) The Company shall have the right to control the investigation and defense of any Action for which a Purchaser Indemnitee may be entitled to indemnification hereunder with counsel reasonably satisfactory to such Purchaser Indemnitee, at the sole cost and expense of the Company, upon written notice to the applicable Purchaser Indemnitee; provided, that (i) such notice contains confirmation that the Company has agreed to indemnify the Purchaser Indemnitee (subject to the limitations on indemnification set forth herein) for the Indemnified Liabilities arising out of, relating to or resulting from such Action and (ii) the Company shall not be entitled to assume or control the investigation and defense, if (A) such claim seeks non-monetary, equitable or injunctive relief or alleges any violation of criminal Law or (B) the Company is also a party and the Purchaser Indemnitee determines in good faith after consultation with counsel that there may be one or more legal defenses available to such Purchaser Indemnitee that are different or additional to those available to the Company. If the Company assumes the investigation and defense of such Action in accordance herewith, the Purchaser Indemnitee may retain separate co-counsel at its sole cost and expense and participate in the investigation and defense of such Action.

(c) Notwithstanding anything to the contrary herein, without the prior written consent of the Purchaser Indemnitee, the Company shall not, and shall not cause or permit any of its Subsidiaries or its or their respective Related Parties to, negotiate, consent to or enter into any settlement, or consent to the entry of any judgment, with respect to any Action for which such Purchaser Indemnitee may be entitled to indemnification hereunder, unless such settlement (i) includes an unconditional release of such Purchaser Indemnitee from all liability arising out of such proceeding, (ii) does not require any admission of wrongdoing by any Purchaser Indemnitee, and (iii) does not obligate or require any Purchaser Indemnitee to take, or refrain from taking, any action.

(d) The Purchaser acknowledges on behalf of itself and each Purchaser Indemnitee that, other than (i) for Actions seeking specific performance of the obligations under this Agreement; or (ii) in the case of a breach or violation of this Agreement by the Company which has resulted from either (A) intentional fraud or (B) a deliberate act or failure to act with actual knowledge that the act or failure to act constituted or would result in a breach or violation, in each case, the sole and exclusive remedy of the Purchaser and the Purchaser Indemnitees with respect to any and all claims relating to this Agreement shall be pursuant to the indemnification provisions (including the limitations thereof) set forth in this Section 7.

8. Revocability; Binding Effect. The subscription hereunder may be revoked, in whole or in part, prior to the Initial Closing or any Subsequent Closing, as applicable, in the sole discretion of the Purchaser, for any reason or no reason, provided that written notice of revocation is sent and is received by the Company or the Placement Agent at least two (2) Business Days prior to the Initial Closing Date or the applicable Subsequent Closing Date. The Purchaser hereby acknowledges and agrees that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9. Miscellaneous.

(a) Use of Proceeds. The Company currently intends use the net proceeds from the Offering as set forth in the PPM.

(b) Modification. This Agreement shall not be amended, modified or waived except by an instrument in writing signed by the Company and the holders of at least a majority of the Shares and the shares of Common Stock included in the Other Units; provided that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Purchaser without the written consent of such Purchaser if such amendment or waiver on its face materially and adversely affects the rights of such Purchaser under this Agreement in a manner that is different than the Other Purchasers. Any amendment, modification or waiver effected in accordance with this Section (i)(b) shall be binding upon the Purchaser and each transferee of any of the Securities, each future holder of all such Securities, and the Company, its successors and assigns.

(c) Third-Party Beneficiary. The Placement Agent shall be an express third party beneficiary of the representations and warranties of the Company and the Purchaser included in Sections 3 and 4 of this Agreement. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Section 7 and this Section 9(c).

(d) Notices. Any notice, consents, waivers or other communication required or permitted to be given hereunder shall be in writing and will be deemed to have been delivered: (i) upon receipt, when personally delivered; (ii) upon receipt when sent by certified mail, return receipt requested, postage prepaid; (iii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iv) when sent, if by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e- mail server that such e-mail could not be delivered to such recipient); or (v) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

(i)	if to the Company, at

Unite Acquisition 1 Corp.

12 E. 49th Street, 11th Floor

New York, NY 10017

Attention: Nathan Pereira, CEO

with copies (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st Floor

New York, NY 10036

Attention: Barrett S. DiPaolo

Facsimile: 212-930-9725

E-mail: bdipaolo@srfc.law

and

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention: Donald R. Reynolds

E-mail: dreynolds@wyrick.com

(ii)	if to the Purchasers, at the address set forth on each such Omnibus Signature Page hereof

(or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section).

(e) Assignability. This Agreement is binding upon, and is enforceable by, each of the Company and the Purchaser and their respective successors and permitted assigns. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser other than an assignment of the rights, interests and obligations hereunder in connection with any transfer of the Securities by a Purchaser to a Permitted Assignee (as such term is defined in the Registration Rights Agreement). Notwithstanding the foregoing, the Purchaser may assign its rights and obligations under this Agreement to one or more of its Affiliates or, with the Company’s prior written consent, to another person, in either case that is an accredited investor as defined in Rule 501 of Regulation D; provided, that no such assignment shall relieve the Purchaser of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief. For the avoidance of doubt, nothing in this Section 9(e) is intended to, or shall have the effect of, restricting or otherwise impairing any transfer of the Securities by the Purchaser in accordance with applicable Laws and the provisions of the Transaction Documents.

(f) Applicable Law. This Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby shall be governed by and construed in accordance with the Laws of the State of New York, without reference to the principles thereof relating to the conflict of Laws to the extent they would result in the application of the Laws of any other jurisdiction. Any litigation based hereon, or arising out of, under or in connection with, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby shall be brought and maintained exclusively in the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, and the appellate courts therefrom, in each case sitting in New York County, New York. Each party irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such party’s address set forth in Section 9(d), such service to become effective ten (10) days after such mailing.

(g) WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

(h) Form D; Blue Sky Qualification. The Company agrees to timely file a Form D with respect to the Units and to provide a copy thereof, promptly upon request of the Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Units and the Securities included therein for, sale to the Purchaser at such Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

(i) Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

(j) Securities Law Disclosure; Publicity. By 9:00 a.m., New York City time, on the trading day immediately following the Initial Closing, the Company shall issue a press release disclosing all material terms of the Offering. The Company will also file with the SEC, as soon as practicable following the closing date of the Merger but in no event more than four (4) Business Days following the closing date of the Merger, a Current Report on Form 8-K describing the Merger, the Offering and the related transactions, including “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act), including any audited and interim unaudited financial statements of Adaptin and, either with such Form 8-K or by amendment thereto as permitted by Law, pro forma financial information reflecting the Merger, as required by Item 9.01 of SEC Form 8-K, and including as exhibits the material Transaction Documents (including, without limitation, this Agreement, the Warrants, the Registration Rights Agreement and the Merger Agreement, in each case without redaction and including all schedules, exhibits and appendices, except as permitted by applicable SEC rules and instructions and provided that any redaction or schedule, exhibit or appendix not so filed in reliance on such rules and instructions shall not contain any material non-public information) (the “Super 8-K”). Upon request of the Purchaser, the Company will deliver to the Purchaser a copy of any exhibit to be filed or furnished with the Super 8-K, in the form intended to be filed or furnished, including, without limitation, a substantially complete draft of the Merger Agreement and each other material Transaction Document contemplated by or related to the Merger Agreement, including the disclosure schedules thereto; provided, however, that such delivery shall be deemed to have been effected to the extent such document has been filed with or furnished to the SEC pursuant to its Electronic Data Gathering and Retrieval System. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser or an Affiliate of the Purchaser, or include the name of the Purchaser or an Affiliate of the Purchaser in any press release or filing with the SEC (other than the Registration Statement) or any regulatory agency or principal trading market, without the prior written consent of the Purchaser, except (i) as required by federal securities Law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents with the SEC, or (ii) in connection with a request by FINRA relating to the Form 211 to be filed by a market maker on the Company’s behalf, or (iii) to the extent such disclosure is required by applicable Law, request of the staff of the SEC or of any regulatory agency or principal trading market regulations, in which case the Company shall to the extent legally permissible provide the Purchaser with prior written notice of such disclosure permitted under this sub-clause (ii). From and after the filing of the Super 8-K, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its respective officers, directors, employees or agents or any other person acting on its behalf in connection with the Offering that is not disclosed in the Super 8-K unless the Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information or is otherwise subject to confidentiality restrictions. The Purchaser, severally and not jointly with the Other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 9(j), the Purchaser will maintain the confidentiality of all disclosures made to it in connection with such transactions (including the existence and terms of such transactions), except to the extent such disclosure is required by applicable Law and then only after providing the Company with advance notice of such disclosure to the extent legally permissible so that the Company may seek a protective order to prevent such disclosure. In addition, the Purchaser acknowledges that it is aware that United States securities laws may restrict persons who have material, non-public information about a company from purchasing or selling any securities of such company while in possession of such information. The provisions of this Section 9(j) are in addition to and not in replacement of any other confidentiality agreement, if any, between the Company and the Purchaser.

(k) Non-Public Information. Except for information (including the terms of this Agreement and the transactions contemplated hereby) that will be disclosed in the Super 8-K and filed with the SEC, the Company shall not and shall cause each of its officers, directors, employees, agents and other representatives, not to, provide the Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries or any of the Company’s securities without the express prior written consent of the Purchaser. The Company understands, acknowledges and agrees that (a) the Purchaser, its Affiliates and persons acting on its or their behalf will rely on the provisions of Section 9(n) and this Section 9(o) in effecting transactions in the Shares and other securities of the Company and of other persons, and (b) notwithstanding anything to the contrary contained herein, the Purchaser shall not (nor shall any of the Purchaser’s Affiliates, attorneys, agents or representatives) have, solely as a result of this Agreement or any of the other Transaction Documents or the purchase of the Shares, any duty of trust or confidence with respect to, or any obligation not to trade in any securities while aware of, any material non-public information (i) provided by, or on behalf of, the Company, any of its Subsidiaries or any of its or their officers, directors (or equivalent persons), employees, attorneys, agents or representatives in violation of any of the representations, covenants, provisions or agreements set forth in Section 9(n) or this Section 9(o) or (ii) otherwise possessed (or continued to be possessed) by the Purchaser (or any Affiliate, agent or representative thereof) as a result of any breach or violation by the Company of any representation, covenant, provision or agreement set forth in Section 9(j) or this Section 9(k)).

(l) Entire Agreement. This Agreement, together with the Registration Rights Agreement and each other Transaction Document, and all exhibits, schedules and attachments hereto and thereto, including the Disclosure Schedule and any confidentiality agreement between the Purchaser and the Company, constitute the entire agreement between the Purchaser and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(m) Share Certificates. The Shares issued at any Closing and the Warrant Shares may be certificated or represented by book-entry positions on the books of the Transfer Agent. If the Shares or Warrant Shares are subsequently certificated and any certificate or instrument evidencing any Shares or Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and its Transfer Agent for any losses in connection therewith and/or, if required by such Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate or instrument. If a replacement certificate or instrument evidencing any Shares or Warrant Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

(n) Expenses. Except as explicitly provided otherwise in this Agreement, all parties shall bear their own fees and expenses in connection with the Offering and the Merger and any due diligence activities relating thereto. Without limiting the foregoing, the Company shall pay all Transfer Agent fees, stamp taxes and other Taxes and duties levied in connection with the sale and issuance of the Offering, and the Company shall file all necessary Tax Returns and other documentation with respect to such fees, Taxes and duties, and the Company shall pay all fees and expenses of its counsel in connection with the issuance of any opinion required by Section 6(k) above and of any opinion to the Transfer Agent for the removal of any legend on the Shares or Warrant Shares. Any expenses of the Placement Agent (or any sub-agents), including fees and expenses of their legal counsel, will be paid or reimbursed as agreed by Adaptin and the Company with the Placement Agent in the Placement Agent Agreement (or similar agreement) by and between the Company and such Placement Agent. All other fees and expenses relating to the Merger and the Offering, including but not limited to the Placement Agent’s Cash Fee and Expense Allowance, legal and accounting fees of Adaptin, any expenses of the Company will be payable at each closing of the Offering from the proceeds thereof.

(o) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages that contain copies of an executed signature page such as in .pdf format shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by e-mail of a document in .pdf format shall be deemed to be their original signatures for all purposes.

(p) Severability. Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable Law, such invalid or contrary provision shall be replaced with a valid provision that as closely as possible reflects the parties’ intent with respect thereto, and invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(q) Headings. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(r) Multiple Closings. The Purchaser understands and acknowledges that there may be multiple Closings for the Offering.

(s) Additional Information; Further Assurances. The Purchaser hereby agrees to furnish the Company such other information as the Company may reasonably request prior to the applicable Closing with respect to its subscription hereunder. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party hereto may reasonably request in order to effect the transactions contemplated hereby and to accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(t) Survival. The parties, agree that, if the Closing occurs, (i) the Company Fundamental Representations shall survive the execution and delivery of this Agreement for a period of three (3) years from the Initial Closing Date and (ii) the other representations and warranties of the Company and the representations and warranties of the Purchaser contained in this Agreement shall survive the execution and delivery of this Agreement for a period of one (1) year from the Initial Closing Date and in each case, shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company. The covenants and agreements contained in this Agreement (including the covenants and agreements set forth in Section 7 hereof) shall survive the Closing and delivery of the Securities included in the Units in accordance with their terms or, if no term is specified, such covenants and agreements shall survive indefinitely. Notwithstanding anything herein to the contrary, in no event shall the Purchaser have any liability to the Company or to any other person in connection with the Offering other than pursuant to this Agreement.

(u) Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Agreement and the Registration Rights Agreement, it is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth on the Omnibus Signature Page below, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

(v) Public Disclosure. Neither the Purchaser nor any officer, manager, director, member, partner, stockholder, employee, Affiliate, Affiliated person or entity of the Purchaser shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval (which may be withheld in the Company’s sole discretion), except to the extent such disclosure is required by Law, request of the staff of the SEC or of any regulatory agency or principal trading market regulations.

(w) Potential Conflicts. The Placement Agent, its sub-agents, legal counsel to the Company, the Placement Agent or Adaptin and/or their respective Affiliates, principals, representatives or employees may now or hereafter own shares of the Company. Purchaser specifically acknowledges that it (a) has read the information set forth under “Certain Relationships and Related Party Transactions—Transactions with Lucius Partners and Related Persons” and “Potential Conflicts of Interest” in the PPM, (b) understands the risks of such potential or actual conflicts, (c) acknowledges that it has had an opportunity to ask for information relevant to these disclosures, and (d) gives its informed consent to the transactions and relationships described therein.

(x) Independent Nature of the Purchaser’s Obligations and Rights. For avoidance of doubt, the obligations of the Purchaser under this Agreement, the other Transaction Documents and any other agreements delivered in connection herewith are several and not joint with the obligations of any Other Purchaser in connection with the Offering, and the Purchaser shall not be responsible in any way for the performance of the obligations of any Other Purchaser in connection with the Offering. The decision of the Purchaser to purchase Shares pursuant to this Agreement has been made by the Purchaser independently of any Other Purchaser or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any Other Purchaser or investor or by any agent or employee of any Other Purchaser or investor, and neither the Purchaser nor any of its agents or employees shall have any liability to any Other Purchaser or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein and no action taken by the Purchaser shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchaser is in any way acting in concert or as a group with any Other Purchaser in connection with the Offering with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document or any Other Subscription Agreement. Except as specifically set forth herein, the Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other party to be joined as an additional party in any proceeding for such purpose.

(y) Waiver of Conflicts of Legal Counsel. Each party to this Agreement acknowledges that each of Sichenzia Ross Ference Carmel LLP (“SRFC”), counsel to the Placement Agent, and Wyrick, counsel to Adaptin, and upon the effectiveness of the Merger, to the Company, may have in the past performed and may continue to or in the future perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that it has had an opportunity to ask for information relevant to this disclosure; (b) acknowledges that SRFC and Wyrick represented the clients referred to above, respectively, in the transactions contemplated by this Agreement and have not represented any individual Purchaser in connection with such transactions; and (c) gives its informed consent to SRFC’s and Wyrick’ representation of certain of the Purchasers in unrelated matters and to SRFC’s and Wyrick’s representation of the clients referred to above, respectively, in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.

(z) Adjustments. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares of Common Stock or the Per Unit Purchase Price shall be deemed to be amended to appropriately account for such event.

(aa) Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party hereto may be entitled to seek protective orders, injunctive relief and other remedies available at Law or in equity (including, without limitation, seeking specific performance or rescission of purchases, sales and other transfers). The parties hereto agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches of this Agreement by the Purchaser or the Company, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the respective covenants and obligations of the Purchaser and the Company, as applicable, under this Agreement all in accordance with the terms of this Section 9(aa). Neither the Purchaser nor the Company, as applicable, shall be required to provide any bond or other security in connection with seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, all in accordance with the terms of this Section 9(aa).

(bb) Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or in any other Transaction Document, and notwithstanding the fact that the Purchaser may be partnerships or limited liability companies, the Company hereto covenants, agrees and acknowledges that no recourse under this Agreement or any Transaction Document shall be had against any the Purchaser’s future, present or former Affiliates, or the Purchaser’s or its Affiliates’ respective future, present or former officers, directors, managers, employees, partners, equity holders, controlling persons, members, agents, attorneys, investment advisers, representatives, successors or permitted assigns (the “Purchaser Parties”) (other than the Purchaser and its successors and Permitted Assignees under this Agreement), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Purchaser Parties, as such, for any obligation or liability of any party under this Agreement or any other Transaction Document for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 9(bb) shall relieve or otherwise limit the liability of the Purchaser or any of its successors or Permitted Assignees, for any breach or violation of its obligations under such agreements, documents or instruments. The liability limitation provision in this Section 9(aa) shall survive termination of this Agreement. The Purchaser Parties are intended third party beneficiaries of the provisions of this Section 9(ff), entitled to enforce such provisions as if directly party to this Agreement.

(cc) Lock-Up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms.

(dd) Rules of Construction.  Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has duly executed this Agreement as of the                 day of                   , 202     .

UNITE ACQUISITION 1 CORP.
(to be renamed “Adaptin Bio, Inc.”)

By:
Name:
Title:

Unite Acquisition 1 Corp. (to be renamed “Adaptin Bio, Inc.)”)

OMNIBUS SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

The undersigned, desiring to: (i) enter into the Subscription Agreement, dated as of                    , 202    1 (the “Subscription Agreement”), between the undersigned, Unite Acquisition 1 Corp. (to be renamed “Adaptin Bio, Inc.”, a Delaware corporation (the “Company”), and the other parties thereto, in the form furnished to the undersigned, (ii) enter into the Registration Rights Agreement (the “Registration Rights Agreement”), among the undersigned, the Company and the other parties thereto, in the form furnished to the undersigned, and (iii) purchase the Units of the Company’s securities as set forth in the Subscription Agreement and below, hereby agrees to purchase such Units from the Company and further agrees to join the Subscription Agreement and the Registration Rights Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations section in the Subscription Agreement entitled “Representations and Warranties of the Purchaser” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.

IN WITNESS WHEREOF, the Purchaser hereby executes the Subscription Agreement and the Registration Rights Agreement.

Dated: ______________, 202___

	×	$4.40	= $
Number of Units		Purchase Price per Unit	Total Purchase Price

PURCHASER (individual)	PURCHASER (entity)

Signature	Name of Entity

By:
Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)	Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

[1]	Will reflect the Closing Date. Not to be completed by Subscriber.

EXHIBIT A

Form of A Warrant

EXHIBIT B

Form of B Warrant

EXHIBIT C

Form of Registration Rights Agreement